UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2011

DUKE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-9044	35-1740409
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 East 96th Street Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 26, 2011, Duke Realty Corporation, an Indiana corporation (the “Company”), issued a press release (the “Press Release”) announcing its results of operations and financial condition for the quarter ended September 30, 2011. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.

On October 27, 2011, the Company also held a conference call to discuss the Company’s financial results for the quarter ended September 30, 2011. Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the conference call (the “Transcript”) is attached hereto as Exhibit 99.2 and is incorporated into this Item 2.02 by this reference. The Transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

The information contained in this Item 2.02, including the related information set forth in the Press Release and the Transcript attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2011, the Board of Directors of the Company (the “Board”) increased the size of the Board from eleven members to thirteen members and, upon the recommendation of the Corporate Governance Committee, appointed each of Messrs. Alan H. Cohen and Peter M. Scott, III to the Board. Each of Messrs. Cohen and Scott will serve as a member of the Board until the 2012 annual meeting of shareholders of the Company or until his resignation or sooner removal and otherwise until his successor is elected and qualifies. Additionally, the Board appointed Mr. Cohen to the Executive Compensation Committee and Mr. Scott to the Audit Committee and the Finance Committee.

Effective upon appointment, each of Messrs. Cohen and Scott became eligible to receive the standard compensation provided by the Company to its other non-employee directors, as most recently disclosed in the Company’s proxy statement for its 2011 annual meeting of shareholders. There is no arrangement pursuant to which either Mr. Cohen or Mr. Scott was selected as a director, and there have been no transactions regarding Mr. Cohen or Mr. Scott that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Duke Realty Corporation press release dated October 26, 2011, with respect to its financial results for the quarter ended September 30, 2011.*

99.2	Duke Realty Corporation transcript from the conference call held on October 27, 2011, with respect to its financial results for the quarter ended September 30, 2011.*

*	The Press Release and the Transcript attached hereto as Exhibits 99.1 and 99.2, respectively, are “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/S/ HOWARD L. FEINSAND
Howard L. Feinsand Executive Vice President, General Counsel and Corporate Secretary

Dated: November 1, 2011

EXHIBIT INDEX

Exhibit Number	Description
99.1	Duke Realty Corporation press release dated October 26, 2011, with respect to its financial results for the quarter ended September 30, 2011.*

99.2	Duke Realty Corporation transcript from the conference call held on October 27, 2011, with respect to its financial results for the quarter ended September 30, 2011.*

*	The Press Release and the Transcript attached hereto as Exhibits 99.1 and 99.2, respectively, are “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.